1 Second Quarter 2024 Investor Meetings Chairman, President & CEO Kevin Blair EVP and Chief Financial Officer Jamie Gregory

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and loan production; (2) deposit growth, mix, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by a method other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include adjusted revenue and adjusted non-interest expense. The most comparable GAAP measures to these measures are total revenue and total non-interest expense. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non- GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted revenue is a measure used by management to evaluate total revenue exclusive of net investment securities gains (losses), fair value adjustment on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measure

3 Who We Are 2023 Survey revealed team member engagement and favorability that ranks in top 5% of the industry Greenwich Best Brand and Excellence Awards $60B $43B $51B Note: Market share data as of June 30, 2023; Source: S&P Capital IQ; Assets, Loans, Deposits, ATMs, and Branches as of March 31, 2024 J.D. Power 2023 Best Retail Banking Customer Satisfaction in the Southeast Region and #1 for Trust 357 246 Growth Markets MSA Rank Atlanta-Sandy Springs-Roswell, GA 4 Columbus, GA 1 Birmingham, AL 5 Athens, GA 1 Columbia, SC 5 Pensacola, FL 3 Huntsville, AL 3 Montgomery, AL 5 Highly Attractive Southeastern Footprint Named Great Place To Work 4 Years In A Row

Wholesale Bank Corporate & Investment Bank Community Bank Consumer Bank Financial Management Services 4 Major Lines of Business • Middle Market Lending • CRE Lending • Specialty Lending – Senior Housing – Restaurant Services – Lender Finance – Insurance Premium Finance • Public Funds • Sectors Served: – Financial Institutions – Healthcare – Technology, Media & Communications • Private Capital and M&A Advisory • Commercial and SBA Lending • Private Wealth Management • Banking-As-A-Service • Merchant Services • Consumer Lending • Small Business Lending • Online Origination • 246 Branch Offices • Mortgage Lending • Brokerage Services • Personal and Institutional Trust Services • Treasury Services; Commercial Card; International • Integrated Payments launching in 2024 • ~$10 Billion in Commercial Analysis Balances • Further Growth Expected from Middle Market and CIB Build-Out • Implementing New Syndication Platform to Allow for Greater Scale • Swaps; Foreign Exchange; Lead Agent/Syndication Capabilities; Commodity Hedging Note: Loan, Deposit, and Branch Information as of March 31, 2024 Loans $25B Deposits $13B Loans $0.7B Deposits $0.1B Loans $8B Deposits $11B Loans $3B Deposits $19B Loans $5B Deposits $2B 2023 Non-Interest Revenue $195M 2023 Non-Interest Revenue $80M 2023 Non-Interest Revenue $32MCapital Markets Treasury & Payment Solutions

SYNOVUS

Strategic Priority Progress During First Quarter 2024

Grow the Bank

- Launched new brand campaign with TV spots and digital content
- Hired new Payments Executive and CEO of Maast
- Middle market banker team grew 12% YoY
- Generated $287 Million or 3% of QoQ loan growth in Middle Market, CIB and Specialty Lines
- Despite seasonal headwinds, increased core deposits[1] QoQ
- Increased Treasury and Payments Solutions revenue by 8% YoY
- Grew Commercial Sponsorship revenue significantly YoY due to expanded GreenSky relationship

Deepen Relationships

- Received 25 Greenwich awards for 2023 performance; 4th highest number of total awards among 500+ banks evaluated
- Launched commodity hedging product
- Continued to execute on Wealth Management Business Owner Wealth Strategy, adding over 50 new clients
- Increased Treasury and Payment Solutions sales to existing SNV clients
- Launched differentiated, new TPS product Accelerate Pay in early April

Enhance Profitability and Risk Profile

- Core deposit[1] growth exceeded loan growth; reduced brokered deposits by 5% QoQ
- Adjusted non-interest expense[2] was stable YoY, excluding 1Q24 FDIC Special Assessment
- Implemented further headcount reductions in back-office operations
- Increased ACL by 9 bps YoY to 1.26%
- Increased CET1 Ratio by 61 bps YoY to 10.38%

(1) Excludes Brokered; (2) Non-GAAP financial measure; see appendix for applicable reconciliation

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SYNOVUS

Net Interest Income Should Inflect Higher In 2024

- Non-interest-bearing deposit diminishment should subside, and brokered deposits should continue to decline throughout 2024
- NIM expected to be relatively stable in 2Q24 and move higher in 2H24, supported by fixed-rate asset repricing and the benefit of hedge maturities
- Fixed rate asset repricing should provide a multi-year tailwind for net interest income


Net Interest Income
($ in millions)
$481
$456
$443
$437
$419
3.43%
3.20%
3.11%
3.11%
3.04%
Estimated ~3.15%-3.20% (excluding expected 2Q24 securities repositioning)
1Q23
2Q23
3Q23
4Q23
1Q24
4Q24E
Net Interest Income
Net Interest Margin

Note: 4Q24E NIM is consistent with SNV's fundamental guidance for 2024, which assumes a stable interest rate environment and does not include the impact of an expected securities repositioning in 2Q24

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SYNOVUS

Key Non-Interest Revenue Streams Demonstrating Steady Growth

Capital Markets

Capital Markets Revenue

($ in millions)



$27
$26
$27
$32
$31
2020
2021
2022
2023
1Q24LTM

- Syndicated Finance and DCM fees increased over 100% in 2023 driven by Middle Market and CIB expansion
- Further growth expected from Middle Market and CIB build-out
- Implementing new syndication platform to allow for greater scale

Treasury & Payment Solutions

Treasury & Payments Solutions Revenue

($ in millions)



$49
$65
$72
$80
$82
2020
2021
2022
2023
1Q24LTM

- Added new products and services over the last 3 years including Receivables, FX solution and Accelerate Pay
- Integrated Payments expected in 2024
- Approximately 12,000 lead accounts and ~$10 billion in Commercial Analysis Balances

Wealth Services

Wealth Management Revenue

($ in millions)



$115
$143
$153
$170
$167
2020
2021
2022
2023
1Q24LTM

- Added new head of Wealth Services in 3Q23, consolidating Trust, Brokerage and Private Wealth under common leadership
- Launched Business Owner Wealth Strategy in May 2023 in 5 markets with expansion planned in 2024
  - *Estimated $30 million annual revenue potential which assumes ~1,000 new households served*

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8 (0.2)% 7.2% 4.2% 5.4% 9.0% 10.3% 3.8% 8.9% 7.1% 2021 2022 2023 SNV Proxy Peers Median KRX Members Median (6.8)% 5.2% 15.4% 2021 2022 2023 Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Source: S&P Global and SNV filings; (3) For purposes of this graph, 2023 adjusted NIE of $1.21 billion excludes the 4Q23 FDIC Special Assessment; (4) Proxy peers are: BOKF, BKU, CADE, CMA, CFR, FHN, FNB, HWC, NYCB, PNFP, BPOP, RF, SSB, WBS, WAL, ZION Headcount Down 5% in 2023 and 11% Since 2019 Disciplined Expense Control 5,389 5,247 4,988 5,114 4,879 4,812 2019 2020 2021 2022 2023 1Q24 SNV Headcount Impact of Loan Sales & Restructuring Charges Peer Adjusted Non-Interest Expense Growth(1)(2)(3) (4) SNV Reported Non-Interest Expense Growth

9 $514 $527 $533 $537 $546 1.17% 1.19% 1.22% 1.24% 1.26% 1Q23 2Q23 3Q23 4Q23 1Q24 Allowance for Credit Losses ACL Coverage Ratio ACL to NPLs: Loan Losses Remain Stable Allowance for Credit Losses ($ in millions) Credit Metric Trends 282% 202% 190% 186% 156% NCO Ratio: NCO Ratio: (Ex. Loan Sales) $32 $39 $73 $45 $54 $19 $26 $67 $42 $44 1Q23 2Q23 3Q23 4Q23 1Q24 Provision for Credit Losses Net Charge-offs 0.17% 0.24% 0.61% 0.38% 0.41% 0.11% 0.23% 0.40% 0.38% 0.41% Loan Loss Provision and Net Charge-Offs ($ in millions) 0.41% 0.59% 0.64% 0.66% 0.81% 0.12% 0.19% 0.13% 0.14% 0.13% 1Q23 2Q23 3Q23 4Q23 1Q24 Non Performing Loan Ratio Total Past Dues > 30 Days Ratio Loan Sale Charge-Offs Amounts may not total due to rounding.

10 Enhanced Safety and Soundness Capital Credit Liquidity CET1 Ratio +75 bps since 12/31/22 Highest Tier 1 Ratio in Over a Decade Reduced CRE % Loans Exposure SNV Versus Proxy Peers 4Q23 ACL vs Day 1 CECL ACL bps Change(1)(2) 2023 Borrowings/Assets Improvement(3) Significantly Increased Liquidity Sources Amounts may not total due to rounding; (1) Source: SNV company reports and S&P Global; (2) Proxy peers are: BOKF, BKU, CADE, CMA, CFR, FHN, FNB, HWC, NYCB, PNFP, BPOP, RF, SSB, WBS, WAL, ZION; (3) Includes Fed Funds purchased and securities sold under repo, other short-term borrowings and long-term debt Primary: Dec. 31, 2022 March 31, 2024 $10.8B $14.7B Secondary: $7.1B $17.9B Total: $12.2B $26.9B Primary: Secondary: Total: 10.5% 10.9% 10.4% 10.1% 10.4% 10.6% 10.2% 11.0% 10.7% 10.7% 11.3% 11.5%

SYNOVUS

2Q24 Mid-Quarter Update

	Commentary	Impacts/ Considerations
RWA Optimization	• Largely complete, with anticipated reduction of \$2.0B - \$2.4B of RWA • Anticipate capital deployment into securities repositioning in May	• Inclusive of deployment, expect to operate at upper end of 10.0% - 10.5% CET1 range • Anticipate ~\$275MM pre-tax securities loss with a ~5 year earn back
Deposit Trends	• Interest-bearing core deposit cost remained stable in April • Despite seasonal headwinds, non-interest-bearing deposit balances stable in April • CD promotion rates recently reduced	• Overall trends generally align with first quarter 2024 guidance • Total deposit cost expected to be sequentially flat to up in the mid-single digit range in 2Q24 • Continue to expect deposit growth to be weighted to 2H24
Credit and Net Charge-Offs	• No change to overall credit outlook	• ACL incorporates downside scenarios • Continue to expect annualized NCO ratio to be relatively stable in 2Q24 and flat to down in 2H24

2024 Fundamental Guidance (As Seen in 1Q24 Earnings Presentation)

Prior revenue guidance below should be positively impacted by securities repositioning

	Previous Range	Current Forecast	Key Assumptions
EoP Loan Growth	0 - 3%	No Change	• Stable economic conditions • C&I growth continues in core Middle Market, CIB and Specialty verticals • Declines in Institutional CRE and Senior Housing balances as market-activity paydowns continue • Strategic declines in non-relationship Shared National Credits and Third Party Consumer • Strategic priority to balance loan and core deposit growth
EoP Core Deposit[1] Growth	2 - 6%	No Change	• DDA remixing continues; forecasting ~1 percentage point additional decline in DDA/Total Deposits by year-end 2024 • While not included in core deposits[1], brokered deposits are expected to decline in 2024
Adjusted Revenue Growth[2][3]	(3)% to 1%	Low-End	• Flat rates from current levels (FF holds @ 5.5% with 10 year @ ~4.25%) • Slight upward pressure on deposit costs from 1Q levels; total deposit beta peaks at 49 - 50% • NIM forecasted to be relatively stable in 2Q, expanding 10-15 bps by year end • Expect low to mid-single digit adjusted non-interest revenue growth • Capital generated through RWA work streams (which are near completion) may be partially deployed to securities repositioning, which is not included in this guidance
Adjusted NIE Growth[2][3][4]	Relatively flat (ex FDIC Special Assessments)	No Change	• Relatively flat YoY expense guidance excludes impact of 4Q23 and 1Q24 FDIC Special Assessments • Continued focus on expense controls
CET1 Guidance	10.0% - 10.5%	High-End	• Expect opportunistic share repurchases throughout 2024, dependent on loan growth and economic conditions
Effective Tax Rate	21% - 22%	High-End	• Supported by tax credit investments and further diversification of revenue sources

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2023 baseline: adjusted revenue baseline of \$2.28 billion and adjusted NIE of \$1.26 billion, excluding the FDIC Special Assessment, the amount is \$1.21 billion; (4) SNV incurred \$51 million and \$13 million of FDIC Special Assessments in 4Q23/1Q24, respectively

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Appendix

Diverse Loan Portfolio

SYNOVUS

Loan Mix



Market-Based C&I
27%
Industry-Focused C&I(1)
21%
Other C&I
5%
Multi-Family
10%
Other CRE
6%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
17%
Consumer Non-Real Estate
3%

C&I Portfolio $22.7 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $5.3 billion, ~$500 million of which is agented by SNV

CRE Portfolio $12.2 billion

- 93% are income-producing properties
- Diversity among property types and geographies

Consumer Portfolio $8.4 billion

- Weighted average credit score of 795 and 782 for Home Equity and Mortgage, respectively
- Weighted average LTV of 73.0% and 70.9% for Home Equity and Mortgage, respectively[2]

1Q24 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	1.20%	0.13%	0.74%
QTD Net Charge-off Ratio (annualized)	0.61%	0.10%	0.32%
30+ Days Past Due Ratio	0.07%	0.01%	0.45%
90+ Days Past Due Ratio	0.01%	0.00%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (primarily lender finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 3/31/2024 commitment amount and any existing senior lien

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14 Collateral Type Property Subtype Asset Class Location Segment Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 57%(1) $1.95 Billion Note Current Balance of $1.85B + Unfunded Commitment of $99MM 0.41% NPL Ratio 0.77% 1Q24 NCO Ratio 57.0% Average LTV 0.00% 90 DPD Ratio Office Loan Portfolio 230 # Loans 269 # Properties Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; Sub MDD = Suburban Medical Demand Driver; Sub LDD = Suburban Large Demand; (1) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/24 commitment amount and any senior lien ($ in millions) ($ in millions) Maturity 16% Matures in both 2024 & 2025

15 Collateral Type Property Subtype Asset Class Project Status Maturity 17% Matures in 2024 37% Matures in 2025 Multi-Family Loan Portfolio Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 53%(1) Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; (1) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/24 commitment amount and any senior lien ($ in millions) ($ in millions) $5.26 Billion Note Current Balance of $4.20B + Unfunded Commitment of $1.06B 0.05% NPL Ratio 0.00% 1Q24 NCO Ratio 0.00% 90 DPD Ratio 248 # Loans 258 # Properties 53.0% Weighted Average LTV

16 ($ in thousands) 2023 Total non-interest expense $1,335,424 Restructuring (charges) reversals (17,707) Valuation adjustment to Visa derivative (3,927) Gain (loss) on early extinguishment of debt 5,400 Fair value adjustment on non-qualified deferred compensation (4,987) Loss on other loans held for sale (50,064) Adjusted non-interest expense $1,264,139 Adjusted non-interest expense $1,264,139 Amortization of intangibles (10,487) Adjusted tangible non-interest expense $1,253,652 Net interest income 1,816,655 Tax equivalent adjustment 4,621 Total non-interest revenue 404,010 Total TE revenue $2,225,286 (Gain) on sale of GLOBALT (1,929) Recovery of NPA (13,126) Investment securities losses (gains), net 76,718 Fair value adjustment on non-qualified deferred compensation (4,987) Adjusted revenue $2,281,962 Amounts may not total due to rounding. Non-GAAP Financial Measures

17 ($ in thousands) 2023 2022 2021 2020 Total non-interest expense $1,335,424 $1,157,506 $1,099,904 $1,179,574 Restructuring (charges) reversals (17,707) 9,690 (7,223) (26,991) Valuation adjustment to Visa derivative (3,927) (6,000) (2,656) (890) Gain (loss) on early extinguishment of debt 5,400 (677) — (10,466) Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 (2,816) (2,310) Loss on other loans held for sale (50,064) — — — Merger-related expense — — — — Goodwill impairment — — — (44,877) Earnout liability adjustments — — (507) (4,908) Adjusted non-interest expense $1,264,139 $1,164,573 $1,086,702 $1,089,132 Amounts may not total due to rounding. Non-GAAP Financial Measures, Continued

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